                                                                      EXHIBIT 23


                                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form (No. 33-47014) and Form S-3 (No. 333-08951) of Merchants Group, Inc. of our report dated February 13, 2002, relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Buffalo, New York
March 26, 2002